Restructuring and Other Charges	3 Months Ended
Mar. 31, 2023
Restructuring and Related Activities [Abstract]
Restructuring and Other Charges
6. Restructuring and Other Charges
In February 2023, after a review of the Company’s business, programs, resources and capabilities, including anticipated costs and timelines, the Company announced the decision to halt further development of its programs and to conduct a comprehensive review of strategic alternatives.
The Company also announced a corporate restructuring that resulted in a reduction in its workforce by 84% that was substantially completed in the first quarter of 2023. In connection with the corporate restructuring, the Company recorded a restructuring charge for severance and related costs of $5.6 million during the three months ended March 31, 2023. The Company also approved up to $3.9 million of retention amounts to employees, subject to remaining actively employed with the Company through specified dates. The retention amounts are being expensed as the services are performed. During the three months ended March 31, 2023, the Company recorded retention costs of $0.7 million.
Restructuring and other charges also includes loss on lease termination of $8.1 million (see Note 9), loss on disposal of property and equipment of $3.4 million, primarily related to leasehold improvements in connection with the lease termination, and impairment of lab equipment of $0.3 million (see Note 4).
The Company’s restructuring liability, which was included in accrued payroll and related expenses, consisted of the following (in thousands):

Employee-Related Costs
Accrued restructuring balance at January 1, 2023	$—
Expense incurred	6,319
Payments	(4,752)

Accrued restructuring balance at March 31, 2023	$1,567